Exhibit 10.5

CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”) is entered into on August 17, 2022, by and among (i) LIV Capital Acquisition Sponsor II, L.P., a Cayman Islands exempted limited partnership (acting through the GP (as defined below), as its general partner) (“Sponsor”), (ii) the undersigned, certain limited partners of the Sponsor and LIV Sponsor II GP, LLC (the “GP”) (each, a “Rollover Party” and collectively, the “Rollover Parties”), (iii) LIV Capital Acquisition Corp. II, a Cayman Islands exempted company (“LIVB”) and (iv) Covalto Ltd., a Cayman Islands exempted company (“Covalto”). Sponsor, each of the Rollover Parties, LIVB and Covalto are each sometimes referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

Reference is made to the Business Combination Agreement, dated as of August 17, 2022 (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among LIVB, Covalto, and Covalto Merger Sub Ltd., a Cayman Islands exempted company and direct, wholly-owned subsidiary of Covalto (“Merger Sub”), and the Redemption Agreement, dated as of August 16, 2022 (the “Redemption Agreement”), by and among Sponsor, the Rollover Parties, and LIVB. Capitalized terms used and not defined herein have the meanings ascribed to them in the Business Combination Agreement or the Redemption Agreement, as applicable.

The Rollover Parties beneficially own the Promissory Notes. The GP holds certain Promissory Notes as an agent acting on behalf of the other Rollover Parties. In connection with the execution of the Business Combination Agreement, the Redemption Agreement and this Agreement, the Rollover Parties desire to effect the Contributions (as defined below).

NOW THEREFORE, in consideration of the mutual agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.       Contribution; Deliverables.

(a)      Covalto Contribution. After the closing conditions set forth in Article 9 of the Business Combination Agreement (the “Closing Conditions”) have been satisfied, but before the Merger is effected, each Rollover Party shall contribute its Promissory Note to Covalto in exchange for a number of Covalto Shares and a number of New Covalto Warrants equal to the numbers of Covalto Shares and New Covalto Warrants, respectively, set forth for each such Rollover Party on Schedule I (each such Rollover Party’s Covalto Shares and New Covalto Warrants, collectively their “Covalto Securities,” and such contribution by the Rollover Parties, the “Covalto Contribution”). Upon the Covalto Contribution, Covalto shall update its Register of Members to reflect the issuance of the Covalto Shares. The Covalto Contribution shall take place remotely by the exchange of documents and signatures.

(b)       Cancellation of Promissory Notes. Immediately after the Merger, Covalto shall contribute the Promissory Notes to LIVB in exchange for LIVB Class A Ordinary Shares and, as a result thereof, the Promissory Notes shall be cancelled and cease to exist, the (“LIVB Contribution” and together with the Covalto Contribution, the “Contributions”). The LIVB Contribution shall take place remotely by the exchange of documents and signatures.

2.       Agent. The GP and the other Rollover Parties agree that, with respect to the Promissory Notes that the GP holds on behalf of such other Rollover Parties, the GP will participate in the Contributions as an agent acting on behalf of those other Rollover Parties.

3.       Representations and Warranties of Covalto. Covalto hereby represents and warrants to the Rollover Parties as follows:

(a)       Covalto has been duly incorporated, is validly existing and is in good standing under its jurisdiction of incorporation, and has the requisite power and authority to own, operate and lease its properties, rights and assets and to conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Agreement. This Agreement constitutes the valid and legally binding obligation of Covalto enforceable in accordance with its terms and conditions (except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar Laws affecting creditors’ rights generally and by general equitable principles).

(b)       Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) violate any Law or other restriction of any Governmental Authority to which Covalto is subject or any provision of Covalto’s organizational documents, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify or cancel, or require any notice under, any agreement, contract, lease, license, instrument or other arrangement to which Covalto is a party or by which it is bound or to which any of its assets is subject, in each case except as would not adversely affect the ability of Covalto to perform its obligations hereunder. Covalto is not required to give any notice to, make any filing with or obtain any authorization, consent or approval of any Governmental Authority in order for the Parties to consummate the transactions contemplated hereby, except as may be necessary as a result of any facts or circumstances relating solely to any Rollover Party or as described in Section 4.5 of the Business Combination Agreement.

4.       Representations and Warranties of the Rollover Parties. Each Rollover Party hereby represents and warrants to Covalto, solely as to itself and not with respect to any other Rollover Party, as follows:

(a)       Such Rollover Party has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of such Rollover Party enforceable in accordance with its terms and conditions (except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar Laws affecting creditors’ rights generally and by general equitable principles).

(b)       Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) violate any Applicable Law or other restriction of any Governmental Authority to which such Rollover Party is subject or (ii) conflict with, result in a

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breach of, constitute a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify or cancel, or require any notice under, any agreement, contract, lease, license, instrument or other arrangement to which such Rollover Party is a party or by which it is bound or to which any of such Rollover Party’s assets is subject, in each case except as would not adversely affect the ability of such Rollover Party to perform its obligations hereunder. Such Rollover Party is not required to give any notice to, make any filing with or obtain any authorization, consent or approval of any Governmental Authority in order for the Parties to consummate the transactions contemplated hereby, except as may be necessary as a result of any facts or circumstances relating solely to any other Party to this Agreement.

(c)       At the time of the Covalto Contribution, such Rollover Party will beneficially own all of the Promissory Notes Shares and Warrants set forth for such Rollover Party on Schedule I attached hereto free and clear of any restrictions on transfer (other than any restrictions under the Securities Act).

5.       Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement shall be governed by, and construed in accordance with, the internal substantive Laws of the State of Delaware applicable to contracts entered into and to be performed solely within such state, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require the application of Laws of another jurisdiction.

6.       Jurisdiction; Waiver of Jury Trial. Any Action based upon, arising out of or related to this Agreement may be brought in federal and state courts located in the State of Delaware, and each of the Parties irrevocably submits to the exclusive jurisdiction of each such court in any such Action, waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, agrees that all claims in respect of the Action shall be heard and determined only in any such court, and agrees not to bring any Action arising out of or relating to this Agreement in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any manner permitted by Law or to commence legal proceedings or otherwise proceed against any other Party in any other jurisdiction, in each case, to enforce judgments obtained in any Action brought pursuant to this Section 7. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS.

7.       Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties.

8.       Miscellaneous.

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(a)       This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any facsimile or .pdf copies hereof or signatures hereon shall, for all purposes, be deemed originals. Until and unless each of the Parties has received a counterpart hereof signed by the other Parties hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

(b)       The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

(c)       This Agreement and the documents referred to herein constitute the entire agreement among the Parties and supersede any prior understandings, agreements or representations by or among the Parties, written or oral, that may have related in any way to the subject matter hereof.

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IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the date written above.

LIV CAPITAL ACQUISITION SPONSOR II, L.P.

By:	LIV Sponsor II GP, LLC, its general partner

By:	/s/ Alexander Roger Rossi
Name:	Alexander Roger Rossi
Title:	Managing Partner

By:	/s/ Humberto Zesati González
Name:	Humberto Zesati González
Title:	Managing Partner

[Signature Page – Contribution Agreement]

LIV CAPITAL ACQUISITION CORP. II.

By:	/s/ Alexander Roger Rossi
Name:	Alexander Roger Rossi
Title:	Chief Executive Officer and Chairman

[Signature Page – Contribution Agreement]

COVALTO LTD.

By:	/s/ DAVID SOLOMON PORITZ
Name:	DAVID SOLOMON PORITZ
Title:	CO-CHIEF EXECUTIVE OFFICER AND DIRECTOR

[Signature Page – Contribution Agreement]

CONTROALOSA, S.A. DE C.V.

By:	/s/ JOSE ALVERDE LOSADA
Name:	JOSE ALVERDE LOSADA
Title:	LEGAL REPRESENTATIVE

[Signature Page – Contribution Agreement]

By:	/s/ GUILLERMO ZAMBRANO MARTINEZ
Name:	GUILLERMO ZAMBRANO MARTINEZ

[Signature Page – Contribution Agreement]

TREBOL HOLDINGS S.A. DE C.V.

By:	/s/ ANGEL ALVAREZ CADAVIELO
Name:	ANGEL ALVAREZ CADAVIELO
Title:	LEGAL REPRESENTATIVE

[Signature Page – Contribution Agreement]

By:	/s/ ALEJANDRO MORERA MITVE
Name:	ALEJANDRO MORERA MITVE
Title:	ROLLOVER PARTY DE LIV CAPITAL ACQUISITION SPONSOR II, L.P.

[Signature Page – Contribution Agreement]

By:	/s/ ANA LUZ ÁLVAREZ GALINDO
Name:	ANA LUZ ÁLVAREZ GALINDO
Title:	ROLLOVER PARTY DE LIV CAPITAL ACQUISITION SPONSOR II, L.P.

[Signature Page – Contribution Agreement]

By:	/s/ FAUSTO MIRANDA
Name:	FAUSTO MIRANDA

[Signature Page – Contribution Agreement]

By:	/s/ JORGE VIESCA GARCIA DE ALLOA
Name:	JORGE VIESCA GARCIA DE ALLOA

[Signature Page – Contribution Agreement]

By:	/s/ MIGUEL DE ANGOITIA LEGORRETA
Name:	MIGUEL DE ANGOITIA LEGORRETA
Title:	DIRECTOR

[Signature Page – Contribution Agreement]

By:	/s/ FERNANDO GONZÁLEZ
Name:	FERNANDO GONZÁLEZ

[Signature Page – Contribution Agreement]

By:	/s/ HUMBERTO ZESATI GONZÁLEZ
Name:	HUMBERTO ZESATI GONZÁLEZ

[Signature Page – Contribution Agreement]

By:	/s/ JOSÉ ANTONIO SOLANO ARROYO
Name:	JOSÉ ANTONIO SOLANO ARROYO

[Signature Page – Contribution Agreement]

By:	/s/ JOSÉ ALVERDE LOSADA
Name:	JOSÉ ALVERDE LOSADA

[Signature Page – Contribution Agreement]

By:	/s/ JORGE C. ESTEVE RECOLONS
Name:	JORGE C. ESTEVE RECOLONS

[Signature Page – Contribution Agreement]

By:	/s/ MARÍA FERNANDA ALONSO AVILÉS
Name:	MARÍA FERNANDA ALONSO AVILÉS

[Signature Page – Contribution Agreement]

By:	/s/ MARIANA ROMERO CASILLAS
Name:	MARIANA ROMERO CASILLAS

[Signature Page – Contribution Agreement]

By:	/s/ LUIS RODRIGO CLEMENTE GAMERO
Name:	LUIS RODRIGO CLEMENTE GAMERO

[Signature Page – Contribution Agreement]

By:	/s/ PATRICIO MANGINO LISSARRAGUE
Name:	PATRICIO MANGINO LISSARRAGUE

[Signature Page – Contribution Agreement]

By:	/s/ MIRIAM CORONA CHACÓN
Name:	MIRIAM CORONA CHACÓN

[Signature Page – Contribution Agreement]

By:	/s/ GUSTAVO ROBLES RÍOS
Name:	GUSTAVO ROBLES RÍOS

[Signature Page – Contribution Agreement]

By:	/s/ ALEJANDRO URIBE RIBA
Name:	ALEJANDRO URIBE RIBA

[Signature Page – Contribution Agreement]

By:	/s/ ALEJANDRO EDGAR PERDOMO
Name:	ALEJANDRO EDGAR PERDOMO

[Signature Page – Contribution Agreement]

ADMINISTRADORA LIV CAPITAL, S.A.P.I. DE C.V.

By:	/s/ HUMBERTO ZESATI GONZÁLEZ
Name:	HUMBERTO ZESATI GONZÁLEZ
Title:	ATTORNEY-IN-FACT

[Signature Page – Contribution Agreement]

By:	/s/ MIGUEL ÁNGEL DÁVILA GUZMÁN
Name:	MIGUEL ÁNGEL DÁVILA GUZMÁN

[Signature Page – Contribution Agreement]

Schedule I

Rollover Parties

Rollover Party	Shares Repurchased and Warrants Redeemed in Repurchase and Redemption		Promissory Note Amount	To Be Received in Contributions
	Redeemable Shares	Warrants		Covalto Shares	New Covalto Warrants
Controalosa, S.A. de C.V.	200,000	200,000	$1,000,000.00	200,000	200,000
Guillermo Zambrano Martínez	25,000	25,000	$125,000.00	25,000	25,000
Trebol Holdings, S.A. de C.V.	25,000	25,000	$125,000.00	25,000	25,000
Alejandro Morera	20,000	20,000	$100,000.00	20,000	20,000
Ana Luz Álvarez	20,000	20,000	$100,000.00	20,000	20,000
Fausto Miranda	100,000	100,000	$500,000.00	100,000	100,000
Jorge Viesca	10,000	10,000	$50,000.00	10,000	10,000
Miguel de Angoitia Legorreta	10,000	10,000	$50,000.00	10,000	10,000
Fernando González	10,000	10,000	$50,000.00	10,000	10,000
Humberto Zesati González	749,915	1,604,336	$1,016,616.49	749,915	1,604,336

José Antonio Solano Arroyo	20,000	-	$174.67	20,000	-
José Alverde Losada	20,000	-	$174.67	20,000	-
Jorge C. Esteve Recolons	20,000	-	$174.67	20,000	-
María Fernanda Alonso Avilés	31,019	-	$270.91	31,019	-
Mariana Romero Casillas	44,313	-	$387.01	44,313	-
Luis Rodrigo Clemente Gamero	31,019		$270.91	31,019
Patricio Mangino Lissarrague	21,270	-	$185.76	21,270	-
Miriam Corona Chacón	5,318	-	$46.45	5,318	-
Gustavo Robles Ríos	21,270	-	$185.76	21,270	-
Alejandro Uribe Riba	5,318	-	$46.45	5,318	-
Edgar Alejandro Perdomo Liceras	7,090	-	$61.92	7,090	-
Administradora LIV Capital, S.A.P.I. de C.V.	35,633	-	$25,223.87	35,633	-

Miguel Ángel Dávila Guzmán	496,918	1,268,997	$15,015.12	496,918	1,268,997